Execution Version 140690.01137/130540942v.3 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), effective as of December 15, 2022, is entered into by and among (1) Siena Lending Group LLC, together with its successors and assigns (“Lender”), (2) Inseego Wireless, Inc., a Delaware corporation (“Inseego Wireless”), and Inseego North America LLC, an Oregon limited liability company (“Inseego North America” and together with Inseego Wireless and any other Person who from time to time becomes a Borrower under the below defined Loan Agreement, collectively, the “Borrowers” and each individually, a “Borrower”), and (3) each of the Affiliates of the Borrowers signatory to the below defined Loan Agreement from time to time as guarantors (each a “Guarantor” and collectively, the “Guarantors”). Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below. RECITALS A. Lender, Borrowers and Guarantors have previously entered into that certain Loan and Security Agreement dated August 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has made certain loans and financial accommodations available to Borrowers. B. Lender and Loan Parties now wish to amend the Loan Agreement on the terms and conditions set forth herein. C. Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender’s rights or remedies as set forth in the Loan Agreement or any other Loan Document is being waived or modified by the terms of this Amendment. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendments to Loan Agreement. (a) Section 7.4 of the Loan Agreement is hereby amended by amending and restating such section in its entirety as follows: “7.4 Equity Cure Right. In connection with the failure of Borrowers to perform, keep or observe any term, provision, condition or covenant contained on Schedule E (a “Financial Covenant Default”), Borrowers shall have the right to cure a Financial Covenant Default on the following terms and conditions (the “Equity Cure”):(a) In the event Borrowers desire to cure a Financial Covenant Default, Borrowing Agent shall deliver to Lender irrevocable written notice of its intent to cure (a “Cure Notice”) at any time during the period commencing on the date that any Borrower has knowledge of such Financial Covenant Default and ending on the tenth (10th) day thereafter. The Cure Notice shall set forth the calculation of the Financial Covenant Cure Amount (as hereinafter defined).

2 140690.01137/130540942v.3 (b) In the event Borrowing Agent delivers a Cure Notice, a Specified Equity Contribution (as hereinafter defined) shall be made in an amount equal to the Financial Covenant Cure Amount at any time during the period commencing on the date of Lender’s receipt of such Cure Notice and ending on the tenth (10th) day following the date on which the relevant Financial Covenant Default occurred (such tenth (10th) day, the “Required Contribution Date”). The applicable shareholders of Parent shall make a capital contribution to a Borrower, as applicable, in the form of cash equity (a “Specified Equity Contribution”) or subordinated Indebtedness, whether secured or unsecured as determined by the applicable shareholders of Parent and so specified in the applicable Cure Notice, that is subject to a subordination agreement between applicable shareholders of Parent and Lender satisfactory to Lender and the proceeds thereof equal to the Financial Covenant Cure Amount shall be immediately contributed by the applicable shareholders of Parent to the capital of Borrowers and paid directly to Lender for application to the Obligations as follows: first, on account of the principal of and interest on the Revolving Loans, and second, after the Revolving Loans are paid in full, to the remaining Obligations in the order set forth in Section 4.2 hereof. The “Financial Covenant Cure Amount” shall be the amount which, if added to the amount of Liquidity as of the date of the applicable Financial Covenant Default, would result in Borrowers being in pro forma compliance with the applicable Financial Covenant as of such date. (c) Notwithstanding anything to the contrary contained in the foregoing or this Agreement, (i) Borrowers’ rights under this Section 7.4 (A) may be exercised not more than 3 times during the term of this Agreement, (B) may not be exercised if the amount of the proposed Specified Equity Contribution exceeds $5,000,000, and (C) may not be exercised if the amount of the proposed Specified Equity Contribution, together with the amount of all Specified Equity Contributions, exceeds $15,000,000, and (ii) the Specified Equity Contribution contributed shall equal or exceed the Financial Covenant Cure Amount.” (b) Schedule B to the Loan Agreement is hereby amended by amending and restating clause (d) of the definition of “Eligible Account” as follows: “(d) (i) all Eligible Accounts owing by T-Mobile or Verizon, and their respective Subsidiaries and Affiliates do not, in each case, represent more than 60% of all otherwise Eligible Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (i) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 60% of all otherwise Eligible Accounts) , ( ii) all Eligible Accounts owing by U.S. Cellular and its Subsidiaries and Affiliates do not, in each case, represent more than 50% of all otherwise Eligible Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (ii) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 50% of all otherwise Eligible Accounts), and (iii) all Eligible Accounts (other than those described in the immediately foregoing clauses (i) and (ii)) owing by any single account debtor and its Subsidiaries and Affiliates do not represent more than 15% of all otherwise Eligible Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (iii) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 15% of all otherwise Eligible Accounts);”

3 140690.01137/130540942v.3 (c) Schedule B to the Loan Agreement is hereby amended by adding the following sentence to the end of the definition of “Permitted Indebtedness”: “Permitted Indebtedness” means: (a) the Obligations; (b) the Indebtedness existing on the date hereof described in Section 46 of the Information Certificate(s); in each case along with extensions, refinancings, modifications, amendments and restatements thereof, provided, that (i) the principal amount thereof is not increased, (ii) if such Indebtedness is subordinated to any or all of the Obligations, the applicable subordination terms shall not be modified without the prior written consent of Lender, and (iii) the terms thereof are not modified to impose more burdensome terms upon any Loan Party; (c) capitalized leases and purchase money Indebtedness secured by Permitted Liens in an aggregate amount not exceeding $250,000 at any time outstanding; (d) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (e) any earn-outs that constitute Indebtedness incurred in connection with any Permitted Acquisition; (f) other unsecured Indebtedness in an amount not to exceed $500,000 in the aggregate at any time outstanding; (g) the Convertible Notes Debt owing by the Loan Parties and (h) Indebtedness owed to any insurance carrier in connection with property, casualty, liability, business interruption, directors and officers or other insurance obtained by any Loan Party, so long as the amount of such Indebtedness (excluding financing charges) is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance and such Indebtedness is not secured by any property or assets of any Loan Party.” (d) With respect to the definition of “Liquidity” on Schedule B to the Loan Agreement, the phrase “(ii) the lesser of (x) Qualified Cash and (y) $5,000,000” is hereby deleted and replaced with the phrase “(ii) the lesser of (x) Qualified Cash or (y) $5,000,000”. 2. Acknowledgement Regarding Update to Perfection Certificate. Lender hereby acknowledges and agrees that it has been notified pursuant to Section 5.8 of the Loan Agreement that the property located at 2211 Hitzert Ct., Fenton, MO 63206 (the “New Missouri Warehouse”) is a newly leased location which maintains Collateral and is hereby deemed added to Sections 27-32 of the Information Certificate. Loan Parties hereby acknowledge and agree that any Inventory located at the New Missouri Warehouse shall not be considered for Borrowing Base eligibility until Lender has received a satisfactory test count confirmation in connection with a field examination performed by (or on behalf of) Lender. 3. Covenant Regarding Qualcomm Licensor Consent. Inseego Wireless hereby covenants and agrees to use commercially reasonable efforts to obtain from Qualcomm Incorporated a licensor consent agreement, in form and substance satisfactory to Lender, in respect of the Multiproduct Patent License Agreement dated as of April 1, 2020, between Qualcomm Incorporated and Inseego Wireless. 4. Amendment Fee. In consideration of the agreements set forth herein, Borrowers hereby agree to, jointly and severally, pay to Lender an amendment fee in the amount of $65,000 (the “Amendment Fee”), which fee is non-refundable when paid and is fully-earned as of and due and payable on the date of this Amendment. 5. Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction, as determined by Lender, of the following conditions.

4 140690.01137/130540942v.3 (a) Amendment. Lender shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties. (b) Amendment Fee. Lender shall have received the Amendment Fee, which may be paid as a charge to Borrowers’ Loan Account. (c) Other Required Documentation. All other documents required to be delivered by Borrowers in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as reasonably required by Lender. 6. Representations and Warranties. Each Loan Party represents and warrants as follows: (a) Authority. Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder. The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions. (b) Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect. (c) Representations and Warranties. The representations and warranties contained in the Loan Agreement and each other Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof. (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party. (e) No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default. 7. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. 8. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto. 9. Reference to and Effect on the other Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or

5 140690.01137/130540942v.3 words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby. (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. (d) To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby. 10. Integration. This Amendment, together with the Loan Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. 11. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under applicable laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. 12. Guarantors’ Acknowledgment. With respect to the amendments to the Loan Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Loan Agreement, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by this Amendment. Although Lender has informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter. [Remainder of page Intentionally Blank]

, ,rine n. I N WI T N ESS WHEREOF, t he parties hav e entered into thi s Amendment as of the date first above BORROWERS: CUARANTOR : IS•l'r.,tu n: PJi:c fo r I 11\t A11 11: 1id11 ocn 110 I 0.111 und u ni, N·1,"Cno:1 •I Its: CFO & Treasurer